SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                 May 28, 2004

                      (Date of earliest event reported)


                        Command Security Corporation

            (Exact name of registrant as specified in its charter)



          New York                         0-18684             14-1626307
 (State or other jurisdiction     (Commission File Number)   (IRS Employer
        of incorporation)                                  Identification No.)
            Lexington Park, Lagrangeville, New York               12540
           (Address of principal executive offices)            (Zip Code)



                                (845) 454-3703
             (Registrant's telephone number, including area code)

                                Not Applicable

             (Former name, former address and former fiscal year,
                        if changed since last report)

Item 1-Item 4     Not Applicable.

Item 5  : Other Events.    Not Applicable.


Item 6            Not Applicable.

Item 7            Financial Statements and Exhibits.

                           (a),(b) Not Applicable.

                           (c) Exhibits
                                    (i)  Press release dated May 28, 2004.


Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 28, 2004                COMMAND SECURITY CORPORATION


                                   By: /s/ William C. Vassell
                                       William C. Vassell
                                       President and Chief Executive Officer

FOR IMMEDIATE RELEASE:   CONTACT: William C. Vassell     Donald Radcliffe
                                  Chairman & President   Radcliffe & Associates
                                  Tel: (845) 454-3703    Tel: (212) 605-0201



                  COMMAND RESPONDS TO GALLOWAY'S STATEMENTS


Lagrangeville, New York *** May 28, 2004 *** In response to a recent announcement by the Galloway group concerning its purported acquisition of a significant interest in Command Security Corporation (OTCBB: CMMD), Gregory
J. Miller, Chairman of the Company's Independent Committee of the Board of Directors said. "As previously disclosed, there is litigation pending between Command's President and Chairman of the Board, William C. Vassell, and Reliance Security Group plc. Mr. Vassell's lawsuit states that the purported sale to Galloway by Reliance of its interests in Command was in direct violation of Mr. Vassell's right of first refusal under the Shareholders Agreement dated September 12, 2000, between Mr. Vassell, Reliance and Command. In my opinion, until such time as a court rules on Mr. Vassell's lawsuit, it would be inappropriate for the Company to recognize Galloway's claim to ownership. Currently, management will remain in control of the Company's operations. This, I believe, is consistent with the best interests of all shareholders."

About Command

Command Security Corporation provides security services through company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Massachusetts, Pennsylvania, Maryland and Oregon.

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward looking statements. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements. For more information concerning the Company, please refer to its website at www.commandsecurity.com and to the Edgar website www.sec.gov/edgar.shtml.